SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

On May 8, 2023, the Company entered into a manufacturing contract with Xiwang New Material Technology Co., Ltd. (“Xiwang”) to produce 300 customized personal sauna rooms for the Company at a price of RMB 13,800 or $2,000 USD per room. In accordance with the contract, the Company prepaid a refundable deposit of RMB 1.1 million or approximately $160,000 USD to Xiwang. The customized personal sauna rooms will be built with the Company’s owned brand name, “Qige Power.”

On May 24, 2023, the Company entered into a development agreement with Shenzhen Ascend Semiconductor Co., Ltd. to design and develop a wireless control panel for the Company to install into its customized personal sauna room products. The total fee for this agreement is RMB 360,000 or approximately $52,000 USD.